UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2008

MangoSoft, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-30781	87-0543565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Riverside Street, Suite A, MS A-8 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 324-0400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 29, 2008, MangoSoft, Inc. (the “Company”) issued a press release announcing that its Board of Directors has extended the expiration date of its previously announced rights offering from February 18, 2008 to February 19, 2008. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The Company herewith files the following exhibit:

99.1	Press Release issued by the MangoSoft, Inc. on January 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MangoSoft, Inc.

Date: January 29, 2008	/s/ Dale Vincent
Dale Vincent
Chief Executive Officer